CALVERT EQUITY INCOME FUND

Supplement to

Calvert Equity and Asset Allocation Funds Prospectus
Class A, B, C and Y
dated January 31, 2013

Date of Supplement: August 27, 2013

The table under “Portfolio Management” in the Fund Summary for Calvert Equity Income Fund on page 49 is revised and restated as follows in order to add Natalie A. Trunow to the portfolio management team:

Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager	Title	Length of Time
Name		Managing Fund
Yvonne M. Bishop,	Assistant Portfolio	Since October 2011
CFA	Manager, Calvert

Natalie A. Trunow	Senior Vice President,	Since August 2013
Chief Investment
Officer - Equities,
Calvert

James R. McGlynn,	Senior Vice President	Since October 2011
CFA	& Senior Portfolio
Manager, Calvert

The table under “Management of Fund Investments – More Information About the Advisor, Subadvisors and Portfolio Managers – Calvert Large Cap Value Fund and Calvert Equity Income Fund” on page 87 is also revised and restated, as follows:

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
James R. McGlynn, CFA

December 12, 2008-present: Senior Vice President and Senior Portfolio Manager of large cap value team, Calvert.

1999-2008: Managing Director – Equities, and Portfolio Manager, Summit Investment Partners, Inc.

Portfolio Manager, Calvert Large Cap Value Fund and Co-Portfolio Manager, Calvert Equity Income Fund

Yvonne M. Bishop, CFA	December 12, 2008-present: Assistant Portfolio Manager of large cap value team, Calvert. 2000-2008: Assistant Portfolio Manager for equity accounts, Summit Investment Partners, Inc.	Assistant Portfolio Manager, Calvert Large Cap Value Fund and Co-Portfolio Manager, Calvert Equity Income Fund

Natalie A. Trunow

Senior Vice President, Chief Investment Officer – Equities for Calvert, overseeing investment strategy and management of all Calvert balanced, equity and asset allocation portfolios.

Ms. Trunow joined Calvert as Head, Equities in August 2008. She previously served as the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Co-Portfolio Manager, Calvert Equity Income Fund

Under “Investments, Risks and Performance – Principal Investment Strategies” in the Fund Summary, delete the second and third full paragraphs on page 47 and insert the following:

The Advisor seeks to invest in stocks of companies that are trading at a discount to their intrinsic value and that are attractively priced relative to their earnings, dividends, assets or other financial measures. These may include companies that are temporarily out of favor.

In selecting securities for the Fund, the Advisor primarily uses a bottom-up investment approach focused on fundamental, quantitative, macroeconomic, and environmental, social and governance (ESG) analysis of securities in a number of different sectors and industries, in light of an issuer’s current financial condition and industry position, as well as the market, political and regulatory environment. Factors considered in assessing a company’s valuation and prospects may include analysis of growth and earnings dynamics, earnings quality, free cash flows, market sentiment, use of capital, ESG factors, favorable supply/demand conditions for key products or businesses, competitive position in the marketplace, and quality of management. The portfolio construction process seeks to maximize the benefit of these insights while managing the Fund’s risk profile relative to its benchmark, the Russell 1000 Value Index, and minimizing transaction costs.